The Mosaic Company Fritz Corrigan President & CEO May 4, 2006 Bank of America Basic Industries Conference 2006 Overview and Outlook Exhibit 99.1 1

May 4, 2006 Good Morning and thank you for inviting Mosaic to present at this conference. I am Fritz Corrigan, President and CEO of The Mosaic Company. 1

May 4, 2006
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private
Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall;
actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures, improved cash flow and anticipated time frames for the closures; and the ability to obtain any requisite waivers or amendments from lenders or regulatory agencies with oversight of The Mosaic Company or its phosphate business, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of The Mosaic Company.
Safe Harbor Statement
2

May 4, 2006
Before we start today, I want to remind you that there are forward-looking statements in this presentation.  The remarks made today are based on information and understandings that we believe to be accurate as of today’s date.  Actual results are likely to differ from those set forth in the forward looking statements.

May 4, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook 3

May 4, 2006
I’d like to start today with an overview of Mosaic and then discuss each of our business segments.  I’ll also address Mosaic’s priorities for fiscal 2006 and give you an overview of our expectations for the remainder of the fiscal year. Please note that our fiscal year ends on May 31
st
.

Mosaic will be the global leader in nourishing crops, delivering distinctive value to world agriculture and to all we touch. 4

May 4, 2006
Mosaic is now 18 months old.  We are the product of an October 2004 combination between the former Cargill Crop Nutrition and the former IMC Global Inc.  We are still working hard to complete our integration, but remain very focused on reaching our vision:  Mosaic will be the global leader in nourishing crops, delivering distinctive value to world agriculture and to all we touch.
No doubt, we have a lot of work ahead of us to achieve this vision.

May 4, 2006
Mosaic’s Sales and Operating Earnings
1213.3
1229.5
3122.0
68.8
0.0
500.0
1000.0
1500.0
2000.0
2500.0
3000.0
3500.0
Phosphate Potash Offshore Nitrogen
Total Net Sales - $5.4 billion
-51.7
-36.7
344.9
198.3
10
-100
0
100
200
300
400
Phosphate Potash Offshore Nitrogen Other
Total Operating Earnings - $464.8 million
March 2005 – February, 2006
5

May 4, 2006
Now let me turn to Mosaic’s net sales and operating earnings for the last twelve months ending February 28, 2006.  Mosaic’s net sales were $5.4 billion, over half of which were from the Phosphates business, about one-quarter from our Potash business, and most of the remaining quarter from our Offshore business.  The Potash business was the most profitable and accounted for about three-quarters of our operating earnings while Phosphates was responsible for the majority of our remaining earnings.  The challenge and opportunity to increase profitability in the
Phosphates business was a major reason for creating Mosaic.

May 4, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook 6

May 4, 2006 Now I will discuss Mosaic’s Phosphates business. 6

Mosaic’s Phosphates Segment
Restructure to lower costs and operate efficiently
Close 1 high cost mine and 2 high cost concentrates plants in Florida
Operate remaining capacity at full capacity
Focus on marketing products with high value
Such as MAP, MicroEssentials™ and feed
Phosphate
Restructuring Announced
May 2, 2006
7

May 4, 2006
Mosaic is the largest phosphate producer in the world. However, our Phosphates business has been producing unacceptable financial returns during a period of strong overall market conditions and attractive industry margins.  Therefore, we announced a restructuring of Phosphates on May 2
nd
which will result in the indefinite closure of
one mine and two granulation plants by the end of this month.  With this restructuring, we plan to operate Mosaic’s remaining mines and plants at or near capacity as a low-
cost, globally cost competitive business.
One of our strategies is to promote mono-ammonium phosphates, or MAP, over di-
ammonium phosphates, or DAP, as it contains less nitrogen per tonne.  We believe that farmers can more cheaply produce urea for their nitrogen requirements.  We are also promoting other high value products such as our MicroEssentials™ and feed phosphate products.

May 4, 2006
Phosphates Restructure Strategy
Indefinitely close Ft. Green Mine with capacity of 4.9 million tonnes per year
Indefinitely close Green Bay Processing Plant with 1.3 million tonnes per year of DAP & MAP
Indefinitely close South Pierce Processing Plant with capacity of 0.7 million tonnes per year of GTSP
Run remaining 4 Mines and 5 Processing Plants at full capacity
Key:  Operate a low-cost and globally competitive Phosphates business
Key:  Operate a low-cost and globally competitive Phosphates business
8

May 4, 2006
The Phosphates restructuring plan will result in the closure of our Fort Green mine, and our Green Bay and South Pierce phosphate production plants. The Fort Green mine has high costs due to the long distances between our mining operations and phosphate rock processing and shipping facilities at Fort Green.
Following the closure of the Fort Green mine, Mosaic will have four active mines with a capacity ranging from 14.6 to 15.1 metric million tonnes per year. And Mosaic will have three, large, low-cost manufacturing facilities in Florida, as well as our operations in Louisiana, where we produce phosphate products such as DAP and
MAP.
We expect to produce about 9.5 million tonnes of phosphates including about one million tonnes of feed phosphate products in fiscal 2007, which will be down from about 10.2 to 10.5 million tonnes expected in fiscal 2006.

Bartow / Mulberry
Hopewell
Riverview
Polk
Green Bay
New Wales
Hookers Prairie
South Pierce
Hillsborough
Ft. Meade (*)
Lonesome (***)
South Ft. Meade
Ft. Green
Four Corners
LA
Hardee
Wingate
Ona (**)
Pioneer (**)
Rock Mine / Beneficiation Plant
Processing Plant
(*) Idled
(**) Proposed Mine
(***) Proposed Screening Station
Faustina
Uncle Sam
De Soto
Pine Level (**)

Mosaic North America Phosphate Operations

Market Analysis and Strategic Planning

May 4, 2006 Phosphate Restructuring Strategy 9

May 4, 2006
This map shows our Florida and Louisiana phosphate operations with circles around the three operations we plan to close indefinitely.
We expect the closure of these operations will result in an after-tax earnings charge in the range of $300 to $400 million during our fiscal 2006 fourth quarter. Most of this charge will be non-cash and relates to the acceleration of depreciation on the remaining useful lives of the facilities to record them at zero value as of May 31,
2006. We estimate that total cash expenditures related to the phosphate restructuring activities will range between $55 and $65 million in fiscal 2007. These expenditures will be approximately offset by a corresponding reduction in capital expenditures as a result of the restructuring – largely due to the elimination of capital requirements for the Fort Green mine.
We anticipate several benefits resulting from the closures.  In fiscal 2007, we estimate our actions will reduce our pre-tax operating costs by approximately $130 to $150 million and lower our capital expenditures by $55 to $65 million. Additionally, by operating only our core facilities at or near full capacity we look to reducing working capital by $20 to $30 million.

May 4, 2006
DAP Prices near record highs
DAP Prices have been on the rise for the
last three years and after a modest dip this winter are
back near $265 per tonne.
DAP Prices
US$ MT fob Tampa Vessel
100
125
150
175
200
225
250
275
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Source: Fertecon
10

May 4, 2006
Now let’s look at recent phosphate prices.  DAP prices have been on the rise for the last three years and reached $265 per tonne FOB Tampa last summer.  Prices declined modestly this winter, once shipments to India and Pakistan ended.
India continues to be the largest wild card for the 2006 outlook in Phosphates.
Imports soared to above two million tonnes in 2005 and it now looks like India will import similar DAP amounts in 2006.  The recent purchases by China and India have tightened the market balance again, and prices have recently recovered back to around $265 per tonne.  We expect DAP prices to remain strong through this summer.

May 4, 2006
DAP Market Margins Pressured by Raw Materials
The DAP Market Margin has recently started to recover due
to falling ammonia prices and rising DAP prices.
DAP Market Margin
Calculated from Published Spot Prices for a Central Florida Plant
30
40
50
60
70
80
90
100
110
120
130
140
150
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
$ ST
Source: Fertecon, Green Markets, Mosaic
11

May 4, 2006
We manage our business based on margins.  This chart shows the DAP market margin, or DAP margin minus sulfur and ammonia costs and before rock and conversion costs.  Similar to the price trend, the DAP market margin also increased over the last year and was near a 20-year high in mid 2005.
The DAP market margin, however, declined this past winter due to weaker DAP prices and climbing ammonia prices which rose to near $400 per tonne in Tampa in
December. Ammonia prices have declined to around $340 per tonne and the recent increase in DAP prices has resulted in the market margins starting to recover.  We expect ammonia prices to decline further, particularly in light of the closures we announced which will reduce our significant appetite for these critical raw materials and project the market margin will continue to increase over the near term.

MOSAIC WEST CENTRAL FLORIDA HOLDINGS
POLK COUNTY
HILLSBOROUGH COUNTY
PINELLAS COUNTY
TAMPA BAY
MANATEE COUNTY
HARDEE COUNTY
SARASOTA COUNTY
DESOTO COUNTY
GULF OF MEXICO
CHARLOTTE COUNTY
CHARLOTTE HARBOUR
LEGEND
Not to Scale
WEST CENTRAL FLORIDA HOLDINGS
Mosaic
SURVEYING AND MAPPING DEPARTMENT

May 4, 2006
Mosaic’s preliminary estimate of
Florida land holdings total about
260,000 acres or approximately 400
square miles
Develop a strategy to maximize
value of Florida land assets
Florida Land Holdings
Over 300,000 people move to Over 300,000 people move to
Florida each year Florida each year
12

May 4, 2006
Our Phosphate business covers lots of central Florida.  This chart shows our Florida footprint. We are one of the largest landowners in Florida with holdings totaling roughly 400 square miles. We are in the process of developing a strategy to maximize the value of our Florida land assets.  In the past, we have reclaimed the land after mining it and sold it opportunistically when someone was interested.  As we move forward, we plan to take a more proactive and strategic approach to capturing value from our land holdings and will have more details as we develop this unique and important strategy.  So stay tuned.

May 4, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook 13

May 4, 2006 Now I will turn to Mosaic’s Potash business. 13

May 4, 2006
Mosaic’s Potash Segment
Great fundamentals
Canpotex - China contract negotiations continue
Superior earnings with high cash generation
Excellent platform for growth
Low cost and intelligent operator
One of the largest manufacturers in the world
World Potash Demand Growth
to Continue
in Developing Countries
14

May 4, 2006
The Potash business has great fundamentals.  But today we face normal seasonal demand swings in this business compounded by some unusual circumstances, namely the protracted contract negotiations between Canpotex and the Chinese.  As a result, exports are slower than last year.  In response, Mosaic has reduced production at some of our facilities to control our inventories. Longer term, however, the Potash business has superior margins and earnings and is generating a lot of cash.  Our goal is to expand this business, including the capacity expansion currently underway at our Esterhazy, Saskatchewan mine.  We have opportunities for other expansions also, but will try to time future expansions with demand growth.

May 4, 2006
Potash Price Stabilizes
Cornbelt-Saskatchewan Potash Prices
US$ ST Granular Grade
60
80
100
120
140
160
180
200
220
240
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Cornbelt Saskatchewan
Source: Green Markets
15

May 4, 2006
Potash prices have about doubled over the last three years due to very strong demand and the industry’s tight supply/demand balance.  This followed a long period of relatively stable prices.
Demand growth was initially strong in Latin America, mainly Brazil, but the last two years the growth has been in Asia, mainly in China and India.  While potash price momentum has slowed from its recent torrid pace, prices are expected to remain strong with excellent margins.

May 4, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook 16

May 4, 2006 Now let me turn to Mosaic’s Nitrogen and Offshore segments. 16

Mosaic’s Nitrogen Segment
Equity stake of 50% in Saskferco Products Inc., a world scale facility
Energy-efficient plant with 1.2 million tonnes nitrogen capacity
Continued to run profitably even with high-priced natural gas
Mosaic is agency marketer for Saskferco production
Saskferco’s equity earnings were $8 million in the first 9 months of fiscal
2006
17

May 4, 2006
Our Nitrogen segment is our smallest and consists mainly of our equity investment in
Saskferco Products Inc.  Saskferco is a great performer and yields good cash flow.
We market all of Saskferco’s production through an agency relationship plus we are also a distributor of other nitrogen products in North America.
Mosaic owns 50% of Saskferco, which is one of the most energy efficient sites in
North America. Mosaic’s share of equity earnings from Saskferco were $8 million for the first nine months of fiscal 2006.

Mosaic’s Offshore Segment
Emphasis on distribution of Mosaic’s production
Manages seasonality of global demand
Mainly Brazil and other large growth markets
Challenging short-term environment, but long-term platform growth
Reduce supply chain costs
On the ground expertise and timely market intelligence
Equity earnings of $20 million in the first 9 months of fiscal 2006
Offshore currently distributes about
1 million tonnes of Mosaic’s production
18

May 4, 2006
Our Offshore business segment differentiates Mosaic from our North American competitors. We have a large global production and distribution footprint in key growth markets, particularly in Latin America and Asia.  It includes approximately one million tonnes of storage capacity at two dozen facilities worldwide.
In addition, we have single super phosphate and feed production facilities in Brazil and NPK compound and bulk blending plants in China.  Finally, note that we had equity earnings of $20 million in the first nine months of fiscal 2006 due to our equity positions in phosphate production facilities in Brazil and China.
Mosaic’s offshore segment helps manage the seasonality of our business and provides us with valuable on the ground expertise and timely market intelligence.

May 4, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook 19

May 4, 2006 Finally, let me address Mosaic’s financial outlook. 19

May 4, 2006
Fiscal 2006 Financial Outlook
Market Update
– Good Spring is underway
– Strong DAP sales to China and India
– Canpotex and Sinochem potash negotiations
Sales rebounding in fourth quarter
Phosphate fertilizer and feed sales volume of 10.2 to 10.5
million tonnes
Potash sales volume of 7.1 to 7.4 million tonnes
Equity earnings of $35 to $50 million
Capital spending of $350 to $360 million
20

May 4, 2006
We continue to expect a strong fourth quarter, which is seasonally Mosaic’s best quarter, and the supply and demand fundamentals over the medium term remain attractive.
Based on our most recent information, we are projecting phosphate fertilizer and feed sales volumes of 10.5 to 10.9 million tonnes for fiscal 2006.  We recently announced new DAP contracts by Phoschem to China and India, which should result in a strong export market in the fourth quarter and on into the first quarter of fiscal 2007.
Similarly, for Potash, we are projecting sales of 7.1 to 7.4 million tonnes for fiscal
2006. Domestic sales volume has been disappointing, and export volumes are lower as well principally because of the protracted contract negotiations with the Chinese which we hope will conclude soon.  North American dealers as well as offshore markets have delayed purchases due to high fertilizer and energy prices. However, domestic sales have seasonally increased during our fourth quarter, which is the
North American planting season.
Equity earnings are projected to range from $35 to $50 million for fiscal 2006 and capital spending should range from $350 to $360 million, at the low end of our prior guidance.

May 4, 2006
Mosaic Finance Priorities
Restructure phosphate capacity to lower costs
Grow our successful potash business
Generate cash to pay down debt / lower interest expense
Investment grade goal
New ERP / SOX / financial controls
Be a market leader, react swiftly and exercise strong discipline
Focus on
Execution and Cash Flow
Generation
21

May 4, 2006
In conclusion, let me note that Mosaic has an experienced management team that is driven to deliver superior returns during the industry’s cyclical swings.  Our immediate priorities are to generate cash to pay down debt, with a goal towards achieving an investment grade rating as soon as we reasonably can.
We are restructuring the Phosphates business which will result in a streamlined, cost competitive business which should result in improved cash flow and operating earnings next year.
We plan to grow our successful Potash business, including the expansion of capacity at Esterhazy.
We are in the process of improving our internal controls and implementing a new enterprise resource planning system in October.
Finally, we will continue to be a market leader in Potash and Phosphates by operating as efficiently as we can and matching our supply to our customers’ purchasing activity.
You should know that I believe strongly in Mosaic and our future.  We expect to overcome our short-term challenges and emerge as a strong and successful market leader.

Mosaic Overview
Management:   Fritz Corrigan, President & CEO
Jim Thompson, Executive Vice President
Larry Stranghoener, Executive Vice President & CFO
Website:  www.Mosaicco.com
Headquarters:  3033 Campus Drive, Suite E490, Plymouth, MN 55441
Trading Symbol:  NYSE: MOS
Investor Relations:  Doug Hoadley, 763-577-2867

May 4, 2006 Thank you for your time. I will now take questions. 22